UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2016 (September 23, 2016)

CAESARS ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10410	62-1411755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive, Las Vegas, Nevada 89109

(Address of Principal Executive Offices)(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 23, 2016, Caesars Interactive Entertainment, LLC, a Delaware limited liability company (“CIE”), an indirect subsidiary of Caesars Acquisition Company (“CAC”), sold its social and mobile games business (the “SMG Business”) to Alpha Frontier Limited, a Cayman Islands exempted company (“Purchaser”) (such sale, together with the transactions contemplated under the Purchase Agreement, the “Sale”), pursuant to the Stock Purchase Agreement, dated as of July 30, 2016 (the “Purchase Agreement”), entered into by and among CIE, Purchaser, and, solely for certain limited purposes described therein, Caesars Growth Partners, LLC, a Delaware limited liability company (“CGP”), and CIE Growth, LLC, a Delaware limited liability company (“CIE Growth”). The Purchaser was backed by a consortium that includes Giant Investment (HK) Limited, an affiliate of Shanghai Giant Network Technology Co., Ltd.; Yunfeng Capital; China Oceanwide Holdings Group Co., Ltd.; China Minsheng Trust Co., Ltd.; CDH China HF Holdings Company Limited and Hony Capital Fund.

In connection with the Sale and related restructuring, CIE retained its World Series of Poker (“WSOP”) and regulated online real money gaming (“RMG”) businesses. CIE also granted an exclusive, royalty bearing license to Playtika, Ltd., a CIE subsidiary constituting part of the SMG Business (“Playtika”), with respect to the WSOP and other WSOP-related trademarks owned by CIE or its affiliates and an exclusive royalty bearing sublicense with respect to certain trademarks for continued use in Playtika’s social and mobile games business.

The descriptions of the Purchase Agreement and the transactions contemplated thereby in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by CEC with the Securities and Exchange Commission (the “SEC”) on August 1, 2016 and is incorporated herein by reference.

Item 1.01 Entry into Material Definitive Agreement

Amendment to the CGP Operating Agreement

In connection with the closing of the Sale (the “Closing”), on September 23, 2016, CAC, Caesars Entertainment Corporation (“CEC”) and certain subsidiaries of CEC (the “CEC Members”) entered into an amendment to the Amended and Restated Limited Liability Company Agreement of CGP (the “CGP Operating Agreement Amendment”), to, among other things, permit CGP following the Closing to make one or more non-pro rata special distributions to (a) the CEC Members of up to $200 million for professional fees and up to $50 million to replenish a deposit previously made by CEC for the support of a proposed casino project in South Korea, and (b) CAC of up to $300 million to pay tax liabilities resulting from the Sale. The CGP Operating Agreement Amendment also provides that upon a liquidation, partial liquidation or sale of material assets, following the existing preferential return to all units held by CAC, the CEC Members shall receive an amount equal to the difference between (x) the amount the CEC Members would have received had the special distributions been made pro rata based on the members’ respective company percentage interests in CGP as of the Closing and (y) the amount of special distributions actually received by the CEC Members.

The foregoing description of the CGP Operating Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the CGP Operating Agreement Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

As described above, on September 23, 2016, the Closing of the Sale occurred. CIE received $4.4 billion in cash, subject to customary purchase price adjustments for net working capital, cash, and transaction expenses (such proceeds from the Sale, the “CIE Proceeds”), of which $264,000,000 was placed in escrow to secure the potential indemnity claims of Purchaser under the Purchase Agreement. In connection with the Closing, CEC will file certain pro forma financial information related to the Sale with an amendment to this Current Report on Form 8-K within four business days of the Closing.

Pursuant to the Purchase Agreement, CIE agreed to hold a portion of the CIE Proceeds in a separate maintenance account until the occurrence of certain bankruptcy release events, as further detailed in the Purchase Agreement. In connection with the Closing, and pursuant to the Purchase Agreement and the CIE Proceeds and Reservation of Rights Agreement (including exhibits thereto, the “CIE Proceeds Agreement”), dated September 9, 2016, entered into among CAC, CIE, CEC and Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), CIE agreed to deposit into an escrow account (the “CIE Escrow Account”) the CIE Proceeds in excess of the sum of: (a) certain amounts used for the payment of transaction expenses related to the Closing, (b) distributions to minority shareholders or equity holders of CIE related to the repurchase of CIE equity interests held by such holders, and (c) certain tax payments. In connection with the Closing, CIE deposited into the CIE Escrow Account the portion of the CIE Proceeds required by the CIE Proceeds Agreement. The funds in the CIE Escrow Account may only be released pursuant to the terms set forth in the CIE Proceeds Agreement.

The description of the CIE Proceeds Agreement and the transactions contemplated thereby in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the CIE Proceeds Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by CEC with the SEC on September 12, 2016 and is incorporated herein by reference.

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and CAC, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of CEC giving pro forma effect to the disposition of the SMG Business for the years ended December 31, 2015, 2014 and 2013 and the six months ended June 30, 2016 are not included in this Current Report on Form 8-K, and will be filed with an amendment to this Current Report on Form 8-K within four business days of the Closing.

(d)	Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Description

10.1	First Amendment to the Amended and Restated Limited Liability Company Agreement of Caesars Growth Partners, LLC, dated as of October 21, 2013, dated as of September 23, 2016, entered into by and among Caesars Acquisition Company, in its capacity as Caesars Growth Partners, LLC’s managing member and as a member of Caesars Growth Partners, LLC, HIE Holdings, Inc., Harrah’s BC, Inc. and Caesars Entertainment Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	September 26, 2016	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Amended and Restated Limited Liability Company Agreement of Caesars Growth Partners, LLC, dated as of October 21, 2013, dated as of September 23, 2016, entered into by and among Caesars Acquisition Company, in its capacity as Caesars Growth Partners, LLC’s managing member and as a member of Caesars Growth Partners, LLC, HIE Holdings, Inc., Harrah’s BC, Inc. and Caesars Entertainment Corporation